================================================================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Soliciting Material Pursuant to
[ ]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

                             WASTE TECHNOLOGY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 Per Exchange Act Rules-O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                             WASTE TECHNOLOGY CORP.
                             5400 RIO GRANDE AVENUE
                           JACKSONVILLE, FLORIDA 32254

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  JUNE 2, 2005

TO THE STOCKHOLDERS:

         Notice is hereby given that the annual meeting of stockholders (the "Annual Meeting") of Waste Technology Corp. (the "Company") has been called for and will be held at 10:00 A.M., local time, on Thursday, June 2, 2005, at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254 for the following purposes:

         1. To elect two (2) Class I Directors, Leland E. Boren and Robert Roth to the Board of Directors;

         2. To ratify the appointment by the Board of Directors of KPMG LLP, to serve as the independent certified public accountants for the current fiscal year; and

         3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 18, 2005 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, for ten (10) days prior to June 2, 2005.

                                       By Order of the Board of Directors

                                       William E. Nielsen, PRESIDENT

Dated: May 2, 2005



         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                             WASTE TECHNOLOGY CORP.
                                 PROXY STATEMENT


                                     GENERAL


         This proxy statement is furnished by the Board of Directors of Waste Technology Corp., a Delaware corporation (sometimes the "Company" or "Waste Tech"), with offices located at 5400 Rio Grande Avenue, Jacksonville, Florida 32254, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on June 2, 2005 and at any adjournments thereof (the "Annual Meeting"). This proxy statement will be mailed to stockholders beginning approximately May 2, 2005. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

         All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein and FOR the ratification of the selection by the Board of Directors of KPMG LLP, as the independent certified public accountants of the Company.

         A copy of the annual report on Form 10-KSB of the Company for the fiscal year ended October 31, 2004 ("Fiscal 2004"), which contains financial statements audited by the Company's independent certified public accountants, accompanies this proxy statement.

         The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         The Board of Directors has fixed the close of business on April 18, 2005 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

         As of the Record Date, 5,516,349 shares of the Company's common stock, $.01 par value per share ("Common Stock") are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders. The Company also has 10,000,000 shares of Preferred Stock, $.0001 par value per share authorized, none of which are outstanding.

         Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of the record date, April 18, 2005, with these computations being based upon 5,516,349 shares of the Company's common stock being outstanding as of that date and as any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of April 18, 2005.

                            FIVE PERCENT STOCKHOLDERS

                                       AMOUNT OF
NAME AND ADDRESS OF                    BENEFICIAL             APPROXIMATE
BENEFICIAL OWNER                       OWNERSHIP(1)           Percent of Class
----------------                       ---------              ----------------
LaRita R. Boren                        1,562,971(2)           28.3%
9315 South 950 East
Upland, IN 46989

William E. Nielsen                       592,641(3)           10.3%
5400 Rio Grande Avenue
Jacksonville, FL 32254

Morton S. Robson                         586,854(4)           10.6%
530 Fifth Avenue
New York, NY 10036

Robert Roth                              318,638(5)            5.8%
Georgetown Electric, Ltd
Unit A-1, 2016 Naamans Street
Wilmington, DE 19810

--------

         1 Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

         2 Consists of 1,502,962 shares held directly and 60,000 shares held directly by her husband, Leland E. Boren.

         3 Consists of 342,641 shares held directly and options to purchase 250,000 shares.

         4 Consists of 78,454 shares held directly; 2,400 shares held as custodian for his minor son; 505,000 shares held by Robson & Miller, of which Mr. Robson is the senior partner; and 1,000 shares held by the Robson & Miller pension plan. Excludes 89,728 shares held by Kenneth N. Miller, a partner of Mr. Robson who is the beneficial and record owner of such shares.

         5 Includes shares owned by family members of Robert Roth as follows: his wife, Patricia B. Roth (114,182), his son, Steven F. Roth (83,968), his daughter, Kathie Cecile Roth (10,000), and his son, Charles B. Roth and his wife Marta Roth (107,188).

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

GENERAL

         Article III, Section 1 of the Company's By-Laws provides that the Company's Board of Directors shall consist of a minimum of five (5) and a maximum of nine (9) directors divided into three (3) classes of directors ("Class I", "Class II", and "Class III"), with each class having as nearly the same number of directors as practicable. Stockholders elect such class of directors, Class I, Class II, or Class III, as the case may be, to succeed such class directors whose terms are expiring, for a three (3) year term, and such class of directors shall serve until the successors are elected and qualify. Under this configuration, it is intended that one class of directors' terms will expire each year resulting in staggered elections of the Company's directors. By the date of last year's annual meeting held on June 17, 2004, the terms of the directors of all three classes of directors had expired since the Company had not held an annual meeting since July, 2001. Thus, in order to comply with the intent to have staggered elections of the Company's directors, it was determined that the term of each Class I director elected would expire at the annual meeting of stockholders of the Company to be held this year; the term of each Class II director elected would expire in two (2) years at the annual meeting of the stockholders of the Company to be held in 2006; and, the term of each Class III director elected would expire in three (3) years at the annual meeting of the stockholders of the Company to be held in 2007.

         At the Company's annual meeting of stockholders held last year, Robert Roth was elected as a Class I director, Ted C. Flood and Morton S. Robson were elected as Class II directors and William E. Nielsen was elected as a Class III director. These four individuals served as the Board of Directors of the Company for Fiscal 2004. On February 16, 2005, Ted C. Flood resigned as a director. On March 9, 2005, Leland E. Boren, his wife, LaRita R. Boren and David B. Wilhelmy were elected to the Company's Board of Directors.

         The following is the apportionment of the existing directors into classes:

NO. OF CLASS              TERM EXPIRES                   MEMBERS/NOMINEES
------------              ------------                   ----------------

Class I                   2005 Annual                    Robert Roth
                          Stockholder's Meeting          Leland E. Boren


Class II                  2006 Annual                    David B. Wilhelmy
                          Stockholder's Meeting          Morton S. Robson

Class III                 2007 Annual                    William E. Nielsen
                          Stockholder's Meeting          LaRita R. Boren

         There are presently two (2) nominees for Class I members for election to the Board of Directors, Robert Roth and Leland E. Boren. Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the present nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS
------------------

         The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held two (2) meetings in Fiscal 2004. All directors attended all of the meetings of the Board of Directors during Fiscal 2004. Although it has no formal policy requiring attendance, the Company encourages all directors to attend the annual meeting of stockholders. All of the company's directors attended last year's annual meeting of stockholders and it is anticipated that all of its directors will attend this year's Annual Meeting.

         COMMITTEES
         ----------

         During Fiscal 2004, William E. Nielsen, Morton S. Robson and Robert Roth were members of the Company's audit committee. During Fiscal 2004, Messrs, Robson and Roth were members of the Company's compensation committee. None of the members of the audit and compensation committees during Fiscal 2003 were "independent directors" as that term is defined under the applicable provisions of the Sarbanes-Oxley Act, regulations and rules promulgated by the Securities and Exchange

Commission and the NASDDAQ stock market. The Company does not, at the present time, have an independent "financial expert", as that term is defined in the Sarbanes- Oxley Act of 2002, on the Board of Directors and the Audit Committee of the Company. As of the present time, Mr. Nielsen serves as the Company's financial expert. The Company has sought and continues to seek an appropriate individual to serve on the Board of Directors and the Audit Committee who will meet the requirements necessary to be an independent financial expert as well as to find other individuals who meet the requirements necessary to qualify as independent directors to serve on the Company's Board of Directors. The Company has been unable to find an independent financial expert and other independent directors because it does not have sufficient funds to purchase directors and officers insurance or compensate such independent directors for their services.

         The Company does not have a nominating committee and the full Board of Directors performs this function. In its role as nominating committee, the Board identifies the candidates for Board membership. In identifying Board candidates, the Board will seek recommendations from existing Board members, executive officers of the Company and all persons who own more than five percent (5%) of the Company's outstanding stock. The Board has no stated specific minimum qualifications that must be met by a candidate for a position on the Board of Directors. The Board will consider a variety of factors in evaluating the qualifications of a candidate including the candidate's professional experience, educational background, knowledge of the Company's business and personal qualities. The Board may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the Board. In addition, the Board will consider any candidates that may have been recommended by any of the Company's stockholders who have made those recommendations in accordance with the procedures described below under the heading "Stockholders' Proposals." In addition, such stockholder recommendation must be accompanied by
(1) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had the prospective director nominee been nominated by the Board of Directors and (2) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director. The directors of the Company who participated in the consideration of director-nominees included in this proxy statement were William
E. Nielsen, Robert Roth and Morton S. Robson.

                 COMPENSATION COMMITTEE INTERLOCKING
                 AND INSIDER PARTICIPATION

         There are no interlocking relationships between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

         CODE OF ETHICS
         --------------

         The Company has adopted a code of business conduct and ethics for directors and officers (including the Company's principal executive officer, principal financial officer and controller), known as the Standards of Business Conduct. The Standards of Business Conduct are available on the Company's website at http://www.intl-baler.com. Stockholders may also obtain a free copy of the Standards of Business Conduct from the Company by writing and requesting a copy from:

Waste Technology Corporation
Attention: William E. Nielsen
5400 Rio Grande Avenue
Jacksonville, Florida 32254
(904)358-3812


         STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS
         -----------------------------------------------------

         Stockholders may communicate with the Board of Directors of the Company by writing to: William E. Nielsen, President, Waste Technology Corporation, 5400 Rio Grande Avenue, Jacksonville, FL 32254 or by E-Mail: to: Ibc@intl-baler.com
Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.


         BENEFICIAL OWNERSHIP
         --------------------

         The following table sets forth certain information with respect to the ownership of the Company's Common Stock as of the Record Date, April 18, 2005, of the executive officers and directors of the Company and the directors and officers of the Company as a group. The computations set forth in the table are based upon 5,516,349 shares of the Company's common stock being outstanding as of April 18, 2005 and as to any shareholder, as it may pertain, assumes the exercise of options held by such shareholder as of April 18, 2005.

                             DIRECTORS AND OFFICERS

                                              NUMBER OF SHARES         PERCENT
NAME AND ADDRESS                TITLE         BENEFICIALLY OWNED(6)    of Class
----------------                -----         ------------------       --------
LaRita Boren                    Director           1,502,971            27.2%
9315 South 950 East
Upland, IN 46989

Leland E. Boren                 Director              60,000             1.1%
9315 South 950 East
Upland, IN 46989

William E. Nielsen              Director;            592,641(7)         10.3%
5400 Rio Grande Avenue          President;
Jacksonville, FL 32254          CEO; CFO

Morton S. Robson                Director;            586,854(8)         10.6%
530 Fifth Avenue                Executive
New York, NY 10036              Vice-President; Secretary

Robert Roth                     Director             318,638(9)          5.8%
Georgetown Electric, Ltd.
Unit 17, 2501 W. Third Street
Wilmington, DE 19805

David B. Wilhelmy               Director;            166,900             3.0%
5400 Rio Grande Ave.            Vice-President
Jacksonville, FL 32254

--------

         6 Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.

         7 Consists of 342,641 shares held directly and options to purchase 250,000 shares.

         8 Consists of 78,454 shares held directly; 2,400 shares held as custodian for his minor son; 505,000 shares held by Robson & Miller, of which Mr. Robson is the senior partner; and 1,000 shares held by the Robson & Miller pension plan. Excludes 89,728 shares held by Kenneth N. Miller, a partner of Mr. Robson who is the beneficial and record owner of such shares.

         9 Includes shares owned by family members of Robert Roth as follows: his wife, Patricia B. Roth (114,182), his son, Steven F. Roth (83,968), his daughter, Kathie Cecile Roth (10,000), and his son Charles B. Roth and his wife Marta Roth (107,188).

International Baler Corporation                      256,238(10)         4.6%
Employee Savings and Profit
Sharing Plan and Trust

All Officers and Directors                         3,484,242(11)        60.4%
as a Group (5 persons)


         CHANGE IN CONTROL
         -----------------

         To the knowledge of the Company's management, there are no present arrangements or pledges of the Company's securities which may result in a change in control of the Company.


         BACKGROUND OF DIRECTORS
         -----------------------

         The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

         LaRita R. Boren, age 69, was elected as a Director of the Company on March 9, 2005. Mrs. Boren is a Director and Executive Vice-President of Avis Industrial Corporation. She has served as a Director of Avis since 1979 and as Vice-President from 1986 until March, 2005 when she was elected Executive Vice-President. She is also on the Board of Directors of The Boren Foundation, Inc., Citizens Plaza Building, Inc., Citizens Travel Agency, The Heartland Film Festival, Live Bait Productions, Inc., Lyford Cay Foundation, J.M. Music, Inc., Taylor University, LeLaLo Foundation, Inc., Spring Hill Music Group, Inc. and WBCL Radio Station. Mrs. Boren received a Bachelors of Science degree from Oklahoma State University in 1957. She has an honorary Doctor of Business Management degree from Indiana Wesleyan University and a Doctor of Humane Letters degree from Taylor University. Mrs. Boren has been married to Leland E. Boren, also a Director of the Company since 1958.

         Leland E. Boren, age 82, was elected as a Director of the Company on March 9, 2005. Mr. Boren is the Chairman, Chief Executive Officer and President of Avis Industrial

--------

         10 Employees' Profit Sharing Trust of which Messrs. Robson and Nielsen are Trustees.

         11 Consists of shares held directly, options to purchase 250,000 shares and shares held by International Baler Corporation Employees Savings and Profit Sharing Plan and Trust.

Corporation located in Upland, Indiana. From 1945 through 1971 Mr. Boren was employed by The Pierce Company (formerly The Pierce Governor Company) in various capacities. He became President of The Pierce Governor Company in 1958. The Pierce Company merged with Avis Industrial Corporation in 1971 and Mr. Boren became President of Avis at that time. Mr. Boren has been married to LaRita R. Boren, who is also a Director of the Company since 1958.

         William E. Nielsen, age 58, joined the Company in June 1994 as its Chief Financial Officer and was elected a Director on November 20, 1997. He was elected President and Chief Executive Officer on May 8, 2001. Prior to joining the Company, Mr. Nielsen acted as a financial consultant to Fletcher Barnum Inc., a privately held manufacturing concern, from October 1993 through June 1994. From 1980 through July 1993, he was the Vice President, Administration and Finance at Unison Industries, Inc. Mr. Nielsen received a BBA in Finance and an M.B.A. at Western Illinois University in 1969 and 1970, respectively.

         Morton S. Robson, age 82, was elected a Director and the Secretary of the Company in 1989. On February 23, 1993, he was elected Executive Vice-President of the Company. Mr. Robson is the senior partner of the law firm of Robson & Miller, LLP, which acts as general counsel to the Company. Mr. Robson obtained an LLB degree from St. John's University School of Law.

         Robert Roth, age 79, was elected as a Director of the Company on October 12, 1993. He is the Chairman of the Board and Treasurer of Georgetown Electric, Ltd., and a Director of Keystone Insurance Company, both publicly held companies. For more than the past five (5) years, in addition to being the Chairman of the Board and Treasurer of Georgetown Electric, Ltd., he has been the President and Chief Executive Officer of Browning Weldon Corporation, a privately held financial company.

         David B. Wilhelmy, age 50, joined the Company in September 2002 as Vice-President of Sales and Marketing. Prior to joining the Company, Mr. Wilhelmy was Vice-President/Sales and Acquisitions for Consolidated Packaging Systems. CPS was a joint venture with Gryphon Investors to consolidate the packaging systems distribution industry, from January 2000 through August 2002. Mr. Wilhelmy was the Southeast Regional Vice-President of Sales and Marketing for Packaging for Unisource Distribution Company from

1993 to 2000. Mr. Wilhelmy received a Bachelor Degree in Business Administration from Madison University.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
         -------------------------------------------------------

         In fiscal 2004, the Company, its officers and directors, were not delinquent in filing of any of its Form 3, 4, and 5 reports.



         FAMILY RELATIONSHIPS
         --------------------

         There are no family relationships between executive officers or directors of the Company except that Leland E. Boren and LaRita R. Boren are husband and wife and Robert Roth is the husband of Patricia B. Roth, and father of Steven F. Roth, major shareholders of the Company. See, "Certain Relationships and Related Transactions" below. For so long as Patricia Roth and Steven Roth are the owners of more than one percent (1%) of the number of outstanding shares of Common Stock, the Company has agreed to use its best efforts to cause the election of Robert Roth as a member of the Board of Directors.

         Except as noted above, there is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

         INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGs
         ----------------------------------------

         To the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director or an executive officer of the Company:

         (1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

         (2) Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

         (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, commodities, securities or banking activities;

         (4) Was found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission ("CFTC") to have violated any federal or state securities law or Federal commodities law, and the judgment in such civil action or finding by the SEC or CFTC has not been subsequently reversed, suspended, or vacated.

EXECUTIVE COMPENSATION
----------------------

         The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and each of the Company's executive officers whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during fiscal years ended October 31, 2004, October 31, 2003, and October 31, 2002:


         SUMMARY COMPENSATION TABLE
         --------------------------

NAME AND             YEAR  SALARY($)  BONUS($)  OTHER ANNUAL     NUMBER OF   ALL OTHER
PRINCIPAL POSITION                              COMPENSATION($)   OPTIONS   COMPENSATION

WILLIAM E. NIELSEN   2004   96,800      -0-         -0-             -0-         -0-
PRESIDENT AND CEO    2003   92,854      -0-         -0-             -0-         -0-
                     2002   80,021      -0-         -0-           250,000       -0-


         None of the company's other Executive Officers earned compensation in fiscal 2002, 2003 and 2004 in excess of $100,000 for services rendered to the Company in any capacity.


         OPTION GRANTS AND OPTION EXERCISES FOR FISCAL 2004
         --------------------------------------------------

         No options were granted or exercised during fiscal 2004 by the Company's Chief Executive Officer or any of the Company's most highly compensated executive officers whose compensation exceeded $100,000 for Fiscal 2004.

         COMPENSATION OF DIRECTORS
         -------------------------

         No Director of the Company received remuneration for services as a Director during fiscal 2004.


         EMPLOYMENT CONTRACTS
         --------------------

         The Company does not have any employment contracts with its Chief Executive Officer or any other member of management.


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

     RELATED PARTY TRANSACTIONS
     --------------------------

         LOANS TO OFFICERS AND DIRECTORS
         -------------------------------

         On December 29, 1995, the Company transferred a life insurance policy, covering the life of its then President, Ted C. Flood, to Mr. Flood in exchange for a note receivable. The amount of the note receivable from Mr. Flood was equal to the amount of the cash surrender value of the policy at the time of the transfer. Mr. Flood also executed promissory notes to the Company for the subsequent premium payments on the policy which were made by the Company. Interest on these notes accrued at 6% per annum. No principal or interest was due until proceeds from the policy were realized.

         In March 2003, the Company reached an agreement with Mr. Flood for deferred compensation payments. The Company will make deferred compensation payments with an initial present value of $463,000 payable over a ten year period. In addition, Mr. Flood agreed to exchange the life insurance policy for the notes he owed to the Company. In June 2003, the life insurance policy was transferred to the Company and the Company surrendered the policy for the cash value of $306,000. This amount was applied to satisfy the notes receivable from Mr. Flood.

         As of the date of this report, Morton S. Robson, the Company's Executive Vice President and Secretary and a Director and Corporate Counsel, was indebted to the Company. The transaction giving rise to the obligations owed to the Company by Mr. Robson is described below.

         On April 12, 1990, four individuals, including Leslie N. Erber, then Chairman of the Board and President of the Company, and Morton S. Robson entered into an agreement with a group of dissident shareholders to purchase an aggregate of 294,182 shares at a purchase price of $4.00 per share. Mr. Erber and Mr. Robson each purchased 134,951 shares of stock. The dissidents had previously filed Forms 14B with the Commission indicating their intention of seeking control of the Company through the solicitation of consents from shareholders to a reduction in the number of directors and the replacement of the present directors with directors nominated by the dissident group. As part of the agreement to purchase the shares, the dissident shareholders who were selling their shares agreed that, for a period of ten years, they would not seek to obtain control of the Company or solicit proxies in opposition to the Board of Directors on any matter.

         Messrs. Erber and Robson and the two other persons borrowed the aggregate amount of $1,244,328 from the Company in 1990 and 1991 to purchase these shares. Most of the loan (91.5%) was made in equal amounts to Messrs. Erber and Robson. Those advances were secured by a lien on the 294,182 shares of Common Stock. In addition, Mr. Erber agreed to transfer to the Company as additional collateral, 156,000 shares of stock of the Company. Approximately one-half of this sum was advanced on April 12, 1990 and the balance during 1991. In April 1990, promissory notes evidencing the first half of the funds were executed by these persons bearing interest at the rate of 9% per annum and payable in three annual installments commencing on April 12, 1991. Thereafter, the other members of Waste Tech's Board of Directors unanimously extended the payment due date of each payment for one (1) year. New promissory notes to Waste Tech were thereafter executed for the full amount of the advance, payable in three annual installments commencing April 12, 1992. The notes were secured by a lien on all of these shares which were acquired. In June 1992, $200,000 of the principal amount of these loans was repaid to the Company through a sale of 100,000 of the acquired shares at $2.00 per share. Payment of the remainder of the principal due in 1993 and 1994, together with the accrued interest, was subsequently deferred for two years by the Company's Board of Directors, and deferred again until 2001.

         Thereafter, Mr. Erber, in connection with his termination as President of the Company, turned in all of his stock in to the Company and IBC in full satisfaction of his obligation of $698,527.

         As of the end of fiscal 2004, the Company owed Mr. Robson's law firm the sum of $594,210 for legal fees and accrued interest. The Company was granted a security interest in the shares of the Company's stock acquired by Robson & Miller by its exercise of an option as collateral security for repayment of Mr. Robson's outstanding loan. As of October 31, 2004, Mr. Robson still owed the Company $427,364 together with accrued interest. The largest aggregate outstanding loan balance of Mr. Robson's during the past two (2) fiscal years was $982,550.


         LEGAL SERVICES
         --------------

         The law firm in which Morton S. Robson, the Secretary and a Director of the Company, is a partner have provided services to the Company in fiscal 2004. During fiscal 2004, Mr. Robson's law firm received $19,822 from Waste Tech as payment for legal services rendered. As of the end of fiscal 2004, accrued but unpaid legal fees and accrued interest due to Mr. Robson's law firm from the Company amounted to $594,210.

         ROBERT ROTH
         -----------

         Members of the immediate family of Robert Roth, one of the Directors of the Company, own an aggregate of 6.2% of the Company's outstanding and issued stock. The shares of stock are owned by his wife, Patricia B. Roth (114,182), his son, Steven F. Roth (83,968), his daughter, Kathie Cecile Roth (10,000) and his son Charles B. Roth and his wife, Marta Roth (107,188). Pursuant to the terms of an agreement dated May 11, 1993 between the Company, Patricia Roth, Steven Roth and Robert Roth, so long as Patricia Roth and Steven Roth are the owners of more than one percent (1%) of the number of outstanding shares of Common Stock, the Company has agreed to use its best efforts to cause the election of Robert Roth as a member of the Board of Directors.


         PARENT OF ISSUER
         ----------------

         The Company has no parent.


BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

         For Proposal No. 1 regarding the election of directors, votes may be cast in favor of all nominees, may be withheld with regard to all nominees or may be withheld only with regard to nominees specified by the stockholder. Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote "FOR" the Nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominees set forth above.

                                 PROPOSAL NO. 2:


                          RATIFICATION OF SELECTION OF
                        KPMG LLP AS INDEPENDENT AUDITORS

         The Board of Directors has selected the firm of KPMG LLP, independent certified public accountants, to audit the accounts for the Company for fiscal year ending October 31, 2005 ("Fiscal 2005"). The firm of KPMG LLP has audited the Company's financial statements for the past eight (8) fiscal years. The Company is advised that neither that KPMG LLP nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers KPMG LLP to be well qualified for the function of serving as the Company's auditors. The Delaware General Corporation Law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statement to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors. The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs.


         AUDIT AND NON-AUDIT FEES
         ------------------------

         The following table presents the fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements for the fiscal years ended October 31, 2004 and October 31, 2003, and fees for other services rendered by KPMG LLP during those periods:




         Fee Category            Fiscal 2004                 Fiscal 2003

         Audit Fees              $67,500                     $58,000

         Audit-Related Fees      $0                          $0

         Tax Fees                $12,000                     $11,000

         All Other Fees          $0                          $0

         Total Fees              $79,500                     $69,000

         Audit fees include fees related to the services rendered in connection with the annual audit of the Company's consolidated financial statements, the quarterly reviews of the Company's quarterly reports on Form 10-QSB and the reviews of and other services related to registration statements and other offering memoranda, if any.

         Audit-related fees are for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company's financial statements.

         Tax Fees include (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

         All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

         All of the services for 2004 and 2003 were performed by the full-time, permanent employees of KPMG, LLP

         All of the 2004 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company's independent auditors to the extent that rule was applicable during fiscal year 2004. The Audit Committee has considered whether the provisions of such services, including non-audit services, by KPMG LLP is compatible with maintaining KPMG LLP's independence and has concluded that it is.


BOARD RECOMMENDATION AND VOTE REQUIRED
--------------------------------------

         The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by KPMG LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs due to its previous service as auditors for the Company.

         A representative of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

         Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of KPMG LLP as the Company's independent certified public accountants for Fiscal 2005. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.


                             STOCKHOLDERS' PROPOSALS

         Proposals of stockholders intended to be presented at the 2006 annual meeting must be received in writing, by the President of the Company at its offices by January 2, 2006 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

         SEC rules and regulations provide that if the date of the Company's 2006 Annual Meeting is advanced or delayed more than 30 days from the date of the 2005 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2006 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2006 Annual Meeting. Upon determination by the Company that the date of the 2006 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2005 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-QSB.


                                       By Order of the Board of Directors



                                       Morton S. Robson, SECRETARY

                             WASTE TECHNOLOGY CORP.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints William E. Nielsen and Robert Roth as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.01 par value per share, of Waste Technology Corp. (the "Company") held of record by the undersigned on April 18, 2005 at the Annual Meeting of stockholders to be held at the offices of the Company, 5400 Rio Grande Avenue, Jacksonville, Florida 32254, on Thursday, June 2, 2005 at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

PLEASE MARK BOXES /   / IN BLUE OR BLACK INK.

1. Election of two Class I Directors: Leland E. Boren and Robert Roth. (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)


         / / VOTE FOR all nominees named above except those who may be named on this line:

         -----------------------------------------------------------------

                                      (OR)

         / /   VOTE WITHHELD as to all nominees named above.



2. Proposal to ratify appointment of KPMG LLP as the Company's independent certified public accountants:

         FOR      /   /    AGAINST          /   /    ABSTAIN           /   /



3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted

 "FOR" Proposals 1 and 2.

         PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                       Dated: _______________________ , 2005


                                       X ____________________________

                                                Signature


                                       X _____________________________
                                                Print Name(s)


                                       X ____________________________
                                          Signature, if held jointly